UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 8, 2005

                                  BUNGE LIMITED
             (Exact name of Registrant as specified in its charter)

           Bermuda                     001-16625                98-0231912
(State or other jurisdiction    Commission File Number       (I.R.S. Employer
      of incorporation)                                   Identification Number)

                50 Main Street                                    10606
            White Plains, New York                             (Zip code)
   (Address of principal executive offices)

                                 (914) 684-2800
              (Registrant's telephone number, including area code)

                                      N.A.
          (Former name or former address, if changes since last report)


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Item 2.02    Results of Operations and Financial Condition

             On February 8, 2005, Bunge Limited issued a press release reporting fourth quarter and full year results for 2004. A copy of the press release is attached hereto as Exhibit 99.1. The attached Exhibit 99.1 is furnished in its entirety pursuant to this Item 2.02.


Item 9.01    Financial Statements and Exhibits

       (a) None

       (b) None

       (c) Exhibits

       Exhibit No.                 Description

       99.1                        Press Release, dated February 8, 2005






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                                    SIGNATURE


             Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 8, 2005



                                    BUNGE LIMITED


                                    By: /S/ CARLA L. HEISS
                                        Name:  Carla L. Heiss
                                        Title: Assistant General Counsel




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


                                    EXHIBITS



Exhibit No.                   Description

   99.1                       Press Release, dated February 8, 2005






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